Exhibit 10.3

AMENDMENT TO PLACEMENT AGENT AGREEMENT

This Amendment (“Amendment”) to the Placement Agent Agreement by and between Cardium Therapeutics, Inc., a Delaware corporation (“Company”), and Empire Asset Management Company (“Placement Agent”), dated effective as of June 20, 2008 (“Agreement”), is made and entered into effective as of June 27, 2008. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1. Sections 1(a) and 1(b) of the Agreement are hereby amended in their entirety to read as follows:

a) A cash fee payable immediately upon the closing of the Placement equal to 6.5% of the aggregate gross proceeds raised in the Placement.

b) Placement Agent warrants to purchase that number of shares of Common Stock equal to 6% of the aggregate number of Shares sold in the Placement. Such warrants shall have the same terms as the Warrants issued to the Purchasers in the Placement except that such warrants (i) shall have an exercise price equal to the last sale price as reported by the American Stock Exchange on the Closing Date; (ii) shall not contain Section 3(b) of the form of Warrant or any similar provision permitting an adjustment to the exercise price upon a subsequent equity sale; and (iii) shall not be transferable except as permitted by FINRA Rule 2710.

2. This Amendment may be executed in counterparts, each of which will be deemed an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Amendment and of signature pages by facsimile transmission or other electronic means shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

3. Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of June 27, 2008.

CARDIUM THERAPEUTICS, INC.

By:	/s/ Christopher Reinhard
Christopher Reinhard
Chief Executive Officer

EMPIRE ASSET MANAGEMENT COMPANY

By:	/s/ Gregg Zeoli
Gregg Zeoli
President & CEO